UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the

Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2006

CapSource Financial, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31730	84-1334453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Canyon Boulevard, Suite 103 Boulder, CO	80302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 245-0515

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

As reported on our current report on Form 8-K filed on May 26, 2001 (File No. 1-31730), as amended b y our current report on Form 8-K/A filed on May 9, 2006, as amended by our current report filed on July 14, 2006, on May 1, 2006, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with two investors, Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. According to the terms of the Purchase Agreements, the Company sold a total of 5,000,000 shares of our common stock (the “Shares”) at $.40 per share for $2,000,000, together with warrants (the “Warrants”) to purchase another 5,000,000 shares of our common stock (the “Warrant Shares”) having an exercise price of $.90 per share. The Purchase Agreements also granted Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. the right to purchase a total of an additional 750,000 shares of our common stock at $.40 per share for $300,000 for 180 days after the effective date of the Purchase Agreements (the “Greenshoe Shares”). If both Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. exercise this option to purchase additional shares, the number of shares covered by the Warrants will correspondingly increase to a total of 5,750,000 Warrant Shares.

On October 30, 2006 we received notice from both Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. that each was exercising their right to purchase all of the Greenshoe Shares as set forth in the Purchase Agreements.

Keane Securities Inc. acted as placement agent in connection with the offer and sale of the Shares. For its services as placement agent, Keane Securities Inc. received a warrant (the “Placement Agent Warrant”) to purchase 500,000 shares of our common stock at $.48 per share (the “Placement Agent Warrant Shares”) together with another warrant (the “Sub-Warrant”) to purchase up to another 500,000 shares of common stock at $1.08 per share (the “Sub- Warrant Shares”) on the basis of a warrant to purchase one Sub-Warrant Share for each Warrant Share purchased through the exercise of the Placement Agent Warrant. Upon the purchase of the Greenshoe Shares by Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. the Placement Agent Shares and the Sub-Warrant Shares will automatically be increased by 75,000 additional shares each.

All of the shares and warrants issued and sold in connection with the discussion above were issued and sold in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D, promulgated thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOURCE FINANCIAL, INC. (Registrant)
Date: November 3, 2006	By:	/s/ Steven E. Reichert
		Name:	Steven E. Reichert
		Title:	Vice President and General Counsel